                                                                 [Logo]
                                                                ADVANTUS
                                                             FAMILY OF FUNDS


                                                 ANNUAL REPORT TO SHAREHOLDERS
                                                            ADVANTUS BOND FUND



                                                            SEPTEMBER 30, 1996

ADVANTUS BOND FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                  2

INVESTMENTS IN SECURITIES           7

STATEMENT OF ASSETS AND
LIABILITIES                        11

STATEMENT OF OPERATIONS            12

STATEMENT OF CHANGES IN
NET ASSETS                         13

NOTES TO FINANCIAL
STATEMENTS                         14

INDEPENDENT AUDITORS'
REPORT                             20

FEDERAL INCOME TAX
INFORMATION                        21

SHAREHOLDER SERVICES               23

October 31, 1996                                                         [PHOTO]

Dear Shareholders:

The nation's economic expansion, noted for its longevity, breadth and strength, pressed forward in the third quarter of 1996. The Federal Reserve's decision not to raise interest rates, coupled with the long awaited upswing of several key foreign economies, offers new signs that the expansion, currently in its 23rd quarter, will extend well into next year.

The financial markets shrugged off concerns about an overheated economy to post record highs for both the Dow Jones Industrial Average and the NASDAQ. The current optimism is based partly on a relatively unique phenomenon of this expansion; industrial production, a harbinger of future economic activity, is actually rebuilding depleted inventories. Normally associated with the early stages of an economic recovery, this activity is unusual for a mature expansion and indicates continued economic strength.

Gross Domestic Product (GDP), clipping along at 2.5 - 3.0 percent annually, is hovering above the Fed's comfort level. However, consumer confidence is very high and plays a definite role in our forecast. After experiencing the lowest unemployment rates in nearly seven years, consumers today are employed, confident and spending money which bodes well for continued growth. This higher level of consumer spending is capable of sustaining a strong GDP without risk of exhausting the recovery.

Inflation, a primary concern of a heated up economy, is playing only a minor role in the current recovery. The abundance of material resources supplied from the former communist countries in Eastern Europe and the Soviet Union has mitigated the resource demands of the U.S. economy's strength. In addition, the increase of the world's labor force, in China and elsewhere, provides lower cost production options for many manufacturers, eliminating the need to raise prices. Consequently, we can envision a scenario in which inflation and interest rates actually edge lower in the coming months.

The Advantus Funds took full advantage of the extended expansion and recorded impressive gains across broad industrial segments this year. While mandated wage accelerations will affect many service related industries in the months ahead, we remain cautiously optimistic that most sectors will experience strong growth well into 1997. Further buttressing this report is the fact that in the first year of every Presidential term since 1948, the markets have returned positive performance.

The Advantus family of mutual funds offers a wide array of investment objectives to capture growth potential in many different market segments. Our experienced and dedicated portfolio managers will make the most of each opportunity.

Sincerely,

      [SIGNATURE]
Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS BOND FUND
PERFORMANCE UPDATE
[PHOTO]
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
The Advantus Bond Fund is a mutual fund
designed for investors seeking a high
level of current income consistent with
prudent investment risk. The Fund works
to achieve its objective primarily by
investing in a diversified portfolio of
investment grade short, intermediate and long-term debt securities. The Fund manager varies the proportion of assets invested in each maturity category depending upon the evaluation of market patterns and economic trends by the Fund's investment adviser.
  -Dividends declared daily and paid monthly.
  -Capital gains distributions paid annually.
PERFORMANCE

The Advantus Bond Fund's performance for the year ended September 30, 1996 for each class of shares offered was as follows:

Class A                            4.0 percent*
Class B                            3.1 percent*
Class C                            3.1 percent*

The Bond Fund's peer group (Lipper A-Rated Bond Funds+) returned 3.9 percent for the year ended September 30, 1996. The Lehman Brothers Corporate Bond Index** returned 4.8 percent for the same period.

The bond market's mood changed in February as fixed income investors began worrying about a strong economy and building inflationary pressures. These expectations sent interest rates higher and plagued the bond market the remainder of the period. Over the past twelve months, the interest rate on the two year U.S. Treasury Note increased 24 basis points to yield 6.09 percent, while the thirty year U.S. Treasury Bond increased 41 basis points to yield 6.92 percent. The fluctuation of interest rates (volatility) in the bond market remains high. The yield range on the thirty year U.S. Treasury Bond for the past year was 127 basis points, from a low of 5.95 percent to a high of 7.24 percent. That move equates to a sixteen percent decline in price.

Bond market volatility was also affected by expanding global economies and low unemployment. In this volatile higher rate environment, cash, short maturity bonds, callable bonds, and mortgage-backed securities were the best performing sectors. Non-call corporate bonds and U.S. Treasuries underperformed because of their longer maturities.

PORTFOLIO RECAP

Security selection and active duration management were key factors to the Fund's performance.

Our goal is to buy bonds whose inherent value is not fully reflected in their current market price. In the corporate and mortgage-backed sectors this means buying bonds at a wide yield pick-up to U.S. Treasury securities and selling them after yield spreads tighten and prices appreciate in value. With this in mind, we added some international bonds to the Fund such as Reliance Industries, Midland Bank PLC, Telekom Malaysia and CTC (Chilean Telephone Company). We also added bonds of Colonial Realty, Continental Cablevision (expected to be taken over by U.S. West in the fourth quarter), GE Capital, GMAC, Joy Technologies, Loral and Time

                                                              ADVANTUS BOND FUND
                                                              SEPTEMBER 30, 1996

Warner Entertainment, Inc. We sold, and recognized yield spread tightening, in our positions of Consolidated Natural Gas, Waste Management, Royal Caribbean, Chrysler, Franchise Finance and Fisher Scientific.

Portfolio duration (a measure of interest rate risk) is another key performance driver. We became more defensive (shortened duration) in the portfolio as the economic evidence continued to mount against the bond market. The portfolio duration was 6.0 years at the start of the calendar year and we reduced it to
4.6 years with 14 percent cash in early June. By September, the cash component was reduced and the duration was extended to 5.4 years. This is .3 years shorter than the 5.7 years duration of the Lehman Brother's Corporate Bond Index. The Fund is overweighted in cash and notes maturing within ten years and underweighted in thirty year bonds when compared against the Lehman Brother's Corporate Bond Index.

We emphasize quality and the Fund maintained its average quality rating of single A. On September 30, 1996, 72 percent of the Fund's securities were invested in investment grade corporate bonds, 17 percent in mortgage backed securities, four percent in U.S. Government securities and the remaining seven percent in money market instruments.

OUTLOOK

The keys to fourth quarter and beyond will be the election results, the economic landscape, and the Federal Reserve's future monetary policy. Fixed income investors expect the November elections to maintain the two party balance of power in Washington. The market is comfortable with current Democratic versus Republican gridlock. A sweep by either party would be taken negatively by the bond market. Economic growth has been strong in recent quarters but should slow to the Federal Reserve's target growth rate of 2.5 percent as we move into 1997. Stronger growth or the threat of higher inflation may force the Fed to tighten monetary policy after the election. A move by the Fed to raise rates would drive short term interest rates higher but the longer end of the yield curve would benefit from Fed's inflation fighting resolve.

We are optimistic that inflation and economic growth will be contained within levels necessary for a positive bond market. With a majority of the bond market damage already done, the next six months should bring more price stability to fixed income investors. As the market finds its trading range, we will look for opportunities to buy cheap bonds on market weakness and sell overvalued securities during periods of market strength.
*Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.
**The Lehman Brother's Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, SEC registered corporate debt.
+Average return of 113
A-rated bond funds according to Lipper Analytical Services, Inc.

ADVANTUS BOND FUND
SEPTEMBER 30, 1996

                COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL
           $10,000 INVESTMENT IN ADVANTUS BOND FUND, LEHMAN BROTHER'S
                 CORPORATE BOND INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three clases of shares of the Advantus Bond Fund compared to the Lehman Brother's Corporate Bond Index and the Consumer Price Index. The three lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Bond Fund (August 14, 1987, August 19, 1994 and March 1, 1995 for Class A, B and C, respectively) through September 30, 1996.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                       (1.2)%
Five year                        6.2%
Since inception (8/14/87)        7.4%
                              Class A  Lehman Brother's Index        CPI
8/14/87                        10,000                  10,000     10,000
10/31/87                        9,618                  10,014     10,083
10/31/88                       10,243                  11,343     10,512
10/31/89                       11,355                  12,751     10,994
10/31/90                       11,861                  13,295     11,686
10/31/91                       13,598                  15,639     12,028
10/31/92                       15,060                  17,376     12,413
10/31/93                       17,175                  20,011     12,746
9/30/94                        16,028                  19,020     13,132
9/30/95                        18,441                  22,252     13,421
9/30/96                        19,183                  23,258     13,824

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                       (1.9)%
Since inception (8/19/94)        5.7%
                              Class B  Lehman Brother's Index        CPI
8/19/94                        10,000                  10,000     10,000
9/30/94                         9,876                   9,819     10,067
9/30/95                        10,801                  11,488     10,289
9/30/96                        11,252                  12,007     10,598

                                                              ADVANTUS BOND FUND
                                                              SEPTEMBER 30, 1996

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                         3.1%
Since inception (3/1/95)         7.8%
                              Class C  Lehman Brother's Index        CPI
3/01/95                        10,000                  10,000     10,000
9/30/95                        10,925                  11,087     10,146
9/30/96                        11,265                  11,588     10,450

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial adviser's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical results are not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS BOND FUND
SEPTEMBER 30, 1996

TEN LARGEST BOND HOLDINGS

                                                      MARKET    % OF BOND
COMPANY                                               VALUE     PORTFOLIO
--------------------------------------------------  ----------  ---------
Joy Technologies Incorporated--10.250%, 09/01/03..  $  827,159     4.3%
Telekom Malaysia--7.875%, 08/01/25................     802,134     4.2%
General Electric Capital Corporation--6.660%,
  05/01/18........................................     749,005     3.9%
Premark International Inc--10.500%, 09/15/00......     672,630     3.5%
News America Holdings Inc--7.750%, 12/01/45.......     640,184     3.4%
Commercial Credit Company--7.375%, 03/15/02.......     611,119     3.2%
Midland Bank PLC--7.625%, 06/15/06................     609,620     3.2%
Reynolds Metals Company--9.375%, 06/15/99.........     564,420     3.0%
U.S. Treasury Bond--8.000%, 11/15/21..............     553,593     2.9%
GMAC--9.000%, 10/15/02............................     545,128     2.9%
                                                    ----------     ---
                                                    $6,574,992    34.5%
                                                    ----------     ---
                                                    ----------     ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury                        3.6%
U.S. Government Agencies            12.5%
AA Rated                             4.8%
AAA Rated                            6.1%
A Rated                             29.3%
Not Rated                            1.6%
BBB Rated                           34.1%
Cash and Other
Assets/Liabilities                   8.0%

                                                              ADVANTUS BOND FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1996
           (Percentages of each investment category relate to total net assets.)

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
---------                                                                           ------------
LONG-TERM DEBT SECURITIES (92.0%)
  GOVERNMENT OBLIGATIONS (24.1%)
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (16.1%)
$ 437,145  Federal National Mortgage Association............     7.000%   09/01/17  $    424,774
  496,527  Federal National Mortgage Association............     6.500%   03/01/26       466,268
  500,000  Federal Home Loan Mortgage Corporation...........     7.030%   04/05/04       491,650
  272,000  Federal Home Loan Mortgage Corporation...........     5.000%   04/15/23       253,417
  229,838  Government National Mortgage Association.........     7.000%   03/15/23       222,377
  290,305  Government National Mortgage Association.........     7.000%   04/15/22       281,201
  445,716  Government National Mortgage Association.........     8.000%   04/15/25       449,892
  200,000  U.S. Treasury Bond...............................     6.750%   08/15/26       195,437
  500,000  U.S. Treasury Bond...............................     8.000%   11/15/21       553,593
                                                                                    ------------
                                                                                       3,338,609
                                                                                    ------------
    OTHER GOVERNMENT OBLIGATIONS (4.0%)
  500,000  Quebec Province of Canada(b).....................     9.125%   03/01/00       534,919
  300,000  Quebec Province of Canada(b).....................     7.500%   07/15/23       287,472
                                                                                    ------------
                                                                                         822,391
                                                                                    ------------
    LOCAL AND STATE GOVERNMENT OBLIGATIONS (4.0%)
  500,000  California Housing Finance Agency(c).............     8.160%   02/01/28       506,875
  332,000  Wyoming Community Development Authority..........     6.850%   06/01/10       323,285
                                                                                    ------------
                                                                                         830,160
                                                                                    ------------
           Total government obligations (cost: $5,016,984)........................     4,991,160
                                                                                    ------------
  CORPORATE OBLIGATIONS (67.9%)
    BASIC INDUSTRIES (5.1%)
    Chemicals (2.4%)
  500,000  Sociedad Quimica de Chile(b)(d)..................     7.700%   09/15/06       501,515
                                                                                    ------------
    Primary Metals (2.7%)
  530,000  Reynolds Metals Company..........................     9.375%   06/15/99       564,420
                                                                                    ------------
    CAPITAL GOODS (9.1%)
    Aerospace/Defense (1.2%)
  250,000  Loral Corporation................................     7.625%   06/15/04       255,896
                                                                                    ------------
    Machinery (4.0%)
  750,000  Joy Technologies Incorporated....................    10.250%   09/01/03       827,159
                                                                                    ------------

              See accompanying notes to investments in securities.

ADVANTUS BOND FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
---------                                                                           ------------
  CORPORATE OBLIGATIONS--CONTINUED
    Telecommunications (3.9%)
$ 800,000  Telekom Malaysia(b)(d)...........................     7.875%   08/01/25  $    802,134
                                                                                    ------------
    CONSUMER CYCLICAL (2.0%)
    Textiles (2.0%)
  400,000  Reliance Industries(b)(d)........................    10.375%   06/24/16       408,512
                                                                                    ------------
    CONSUMER STAPLES (13.7%)
    Entertainment (3.8%)
  250,000  Time Warner......................................     8.875%   10/01/12       266,943
  500,000  Time Warner......................................     7.950%   02/01/00       512,620
                                                                                    ------------
                                                                                         779,563
                                                                                    ------------
    Food (.9%)
  182,143  General Mills Inc................................     6.235%   03/15/97       182,461
                                                                                    ------------
    Household Products (3.2%)
  600,000  Premark International Inc........................    10.500%   09/15/00       672,630
                                                                                    ------------
    Media (4.6%)
  700,000  News America Holdings Inc........................     7.750%   12/01/45       640,184
  300,000  TCI Communications Inc...........................     8.650%   09/15/04       306,899
                                                                                    ------------
                                                                                         947,083
                                                                                    ------------
    Retail (1.2%)
  250,000  Heilig-Meyers Company............................     7.875%   08/01/03       247,734
                                                                                    ------------
    CREDIT SENSITIVE (2.0%)
    Building Materials (2.0%)
  450,000  Masco Corporation................................     6.125%   09/15/03       425,088
                                                                                    ------------
    FINANCIAL (31.8%)
    Auto Finance (4.9%)
  500,000  Ford Motor Credit Company........................     6.250%   12/08/05       463,056
  500,000  GMAC.............................................     9.000%   10/15/02       545,128
                                                                                    ------------
                                                                                       1,008,184
                                                                                    ------------
    Banks/Savings and Loan (4.4%)
  600,000  Midland Bank PLC(b)..............................     7.625%   06/15/06       609,620

              See accompanying notes to investments in securities.

                                                              ADVANTUS BOND FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
---------                                                                           ------------
  CORPORATE OBLIGATIONS--CONTINUED
$ 300,000  Norwest Corporation..............................     7.680%   05/10/02  $    305,964
                                                                                    ------------
                                                                                         915,584
                                                                                    ------------
    Collaterized Mortgage Obligations/Asset Backed (4.0%)
  378,243  Chase 1994-1 B2 CMO(d)...........................     6.611%   03/28/25       343,847
  300,000  CSFB Finance Company Limited, Series 95-A, Class
            A 144A Issue(d).................................     7.500%   11/15/05       292,875
  189,138  Green Tree Financial, Net Interest Margin CMO,
            Series 1995-A, Class A..........................     7.250%   07/15/05       188,978
                                                                                    ------------
                                                                                         825,700
                                                                                    ------------
    Consumer Finance (5.4%)
  600,000  Commercial Credit Company........................     7.375%   03/15/02       611,119
  500,000  Lehman Brothers Holdings.........................     7.375%   05/15/07       506,637
                                                                                    ------------
                                                                                       1,117,756
                                                                                    ------------
    Commercial Finance (3.6%)
  750,000  General Electric Capital Corporation.............     6.660%   05/01/18       749,005
                                                                                    ------------
    Real Estate (9.5%)
  500,000  Colonial Realty Limited Partnership..............     8.050%   07/15/06       503,605
  500,000  Developers Diversified...........................     7.400%   09/18/01       499,685
  500,000  Security Capital Industrial Trust................     7.875%   05/15/09       498,812
  500,000  Security Capital Pacific Trust...................     7.500%   02/15/14       472,986
                                                                                    ------------
                                                                                       1,975,088
                                                                                    ------------
    UTILITIES (4.2%)
    Telephones (4.2%)
  350,000  AT&T Corporation.................................     8.350%   01/15/25       362,516
  500,000  Compania de Telecomunicaciones de Chile(b).......     7.625%   07/15/06       505,226
                                                                                    ------------
                                                                                         867,742
                                                                                    ------------
           Total corporate obligations (cost: $14,233,990)........................    14,073,254
                                                                                    ------------
           Total long-term debt securities (cost: $19,250,974)....................    19,064,414
                                                                                    ------------

              See accompanying notes to investments in securities.

ADVANTUS BOND FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
---------                                                                           ------------
SHORT-TERM SECURITIES (6.6%)
$ 420,000  U.S. Treasury Bill...............................      5.39%   01/23/97  $    413,278
  550,000  American Home Products CP(d).....................      5.46%   10/11/96       549,114
  400,000  New Jersey Gas CP................................      5.45%   10/02/96       399,881
                                                                                    ------------
           Total short-term securities (cost: $1,361,988).........................     1,362,273
                                                                                    ------------
           Total investments in securities (cost: $20,612,962)(e).................  $ 20,426,687
                                                                                    ------------
                                                                                    ------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 17.6% of net assets in foreign securities as of September 30, 1996.
(c) At September 30, 1996 the total cost of investments issued on a when-issued or forward commitment basis is $500,000.
(d) Represents ownership in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at September 30, 1996, which includes acquisition date and cost, is as follows:

                                                         ACQUISITION
     SECURITY                                               DATE        COST
     --------------------------------------------------  ----------   ---------
     American Home Products CP.........................   09/20/96    $ 549,098
     Chase 1994-1 B2...................................   03/06/96      354,960
     CSFB Finance Company Limited......................   05/15/96      292,173
     Reliance Industries...............................   06/17/96      399,168
     Sociedad Quimica de Chile.........................   09/13/96      498,784
     Telekom Malaysia..................................    Various      799,478
                                                                      ---------
                                                                      $2,893,661
                                                                      ---------
                                                                      ---------

(e) At September 30, 1996 the cost of securities for federal income tax purposes was $20,634,389. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

          Gross unrealized appreciation................  $   90,366
          Gross unrealized depreciation................    (298,068)
                                                         ----------
          Net unrealized depreciation..................  $ (207,702)
                                                         ----------
                                                         ----------

                                                              ADVANTUS BOND FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 1996

                                       ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $20,612,962)..................  $  20,426,687
Cash in bank on demand deposit........................................         34,465
Receivable for Fund shares sold.......................................          4,210
Receivable for investment securities sold.............................        517,757
Accrued interest receivable...........................................        311,459
                                                                        -------------
    Total assets......................................................     21,294,578
                                                                        -------------
                                     LIABILITIES
Payable for Fund shares repurchased...................................         50,727
Payable for investment securities purchased...........................        500,000
Payable to Adviser....................................................         19,820
                                                                        -------------
    Total liabilities.................................................        570,547
                                                                        -------------
Net assets applicable to outstanding capital stock....................  $  20,724,031
                                                                        -------------
                                                                        -------------
Represented by:
  Capital stock--authorized 10 billion shares (Class A-2 billion shares, Class B-2 billion shares, Class C-2 billion shares and 4
   billion shares unallocated) of $.01 par value (note 1).............  $      20,666
  Additional paid-in capital..........................................     21,295,286
  Undistributed net investment income.................................         12,781
  Accumulated net realized losses from investments....................       (418,427)
  Unrealized depreciation of investments..............................       (186,275)
                                                                        -------------
    Total--representing net assets applicable to outstanding capital stock............................................................  $  20,724,031
                                                                        -------------
                                                                        -------------

Net assets applicable to outstanding Class A Shares...................  $  16,527,548
                                                                        -------------
                                                                        -------------
Net assets applicable to outstanding Class B Shares...................  $   3,531,907
                                                                        -------------
                                                                        -------------
Net assets applicable to outstanding Class C Shares...................  $     664,576
                                                                        -------------
                                                                        -------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 1,647,992...............................  $       10.03
                                                                        -------------
                                                                        -------------
  Class B--Shares outstanding 352,313.................................  $       10.02
                                                                        -------------
                                                                        -------------
  Class C--Shares outstanding 66,320..................................  $       10.02
                                                                        -------------
                                                                        -------------

                See accompanying notes to financial statements.

ADVANTUS BOND FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1996

Investment income:
  Interest...........................................................................  $  1,320,197
                                                                                       ------------
Expenses (note 4):
  Investment advisory fee............................................................       130,555
  Distribution fees--Class A.........................................................        47,927
  Distribution fees--Class B.........................................................        23,386
  Distribution fees--Class C.........................................................         3,362
  Administrative services fee........................................................        41,200
  Custodian fees.....................................................................         6,294
  Auditing and accounting services...................................................         5,958
  Legal fees.........................................................................         3,618
  Directors' fees....................................................................           304
  Registration fees..................................................................        28,684
  Printing and shareholder reports...................................................        27,949
  Insurance..........................................................................         5,470
  Other..............................................................................         6,623
                                                                                       ------------
      Total expenses.................................................................       331,330
  Less fees and expenses waived or absorbed:
    Class A distribution fees........................................................       (31,952)
    Other fund expenses..............................................................       (88,798)
                                                                                       ------------
      Total fees and expenses waived or absorbed.....................................      (120,750)
                                                                                       ------------
      Total net expenses.............................................................       210,580
                                                                                       ------------
      Investment income--net.........................................................     1,109,617
                                                                                       ------------
Realized and unrealized losses on investments:
  Net realized losses on investments (note 3)........................................       (23,772)
  Net change in unrealized appreciation or depreciation on investments...............      (375,184)
                                                                                       ------------
      Net losses on investments......................................................      (398,956)
                                                                                       ------------
Net increase in net assets resulting from operations.................................  $    710,661
                                                                                       ------------
                                                                                       ------------

                See accompanying notes to financial statements.

                                                              ADVANTUS BOND FUND
                                              STATEMENT OF CHANGES IN NET ASSETS
                                         YEARS ENDED SEPTEMBER 30, 1996 AND 1995

                                                                  1996            1995
                                                              -------------   -------------
Operations:
  Investment income--net....................................  $   1,109,617   $     974,533
  Net realized losses on investments........................        (23,772)        (56,377)
  Net change in unrealized appreciation or depreciation on
   investments..............................................       (375,184)      1,185,953
                                                              -------------   -------------
    Increase in net assets resulting from operations........        710,661       2,104,109
                                                              -------------   -------------
Distributions to shareholders from investment income--net:
  Class A...................................................       (965,303)       (939,133)
  Class B...................................................       (120,874)        (28,946)
  Class C...................................................        (17,365)         (1,889)
                                                              -------------   -------------
    Total distributions.....................................     (1,103,542)       (969,968)
                                                              -------------   -------------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A.................................................      3,513,269       1,777,559
    Class B.................................................      2,681,828       1,038,123
    Class C.................................................        678,300         116,694
  Shares issued as a result of reinvested dividends:
    Class A.................................................        569,404         544,661
    Class B.................................................        108,590          26,134
    Class C.................................................         16,513           1,889
  Payments for redemption of shares:
    Class A.................................................     (2,541,805)     (1,973,311)
    Class B.................................................       (342,179)        (16,414)
    Class C.................................................       (136,300)         (9,920)
                                                              -------------   -------------
    Increase in net assets from capital share
     transactions...........................................      4,547,620       1,505,415
                                                              -------------   -------------
    Total increase in net assets............................      4,154,739       2,639,556
Net assets at beginning of year.............................     16,569,292      13,929,736
                                                              -------------   -------------
Net assets at end of year (including undistributed net
 investment income of $12,781 and $6,706, respectively).....  $  20,724,031   $  16,569,292
                                                              -------------   -------------
                                                              -------------   -------------

                See accompanying notes to financial statements.

ADVANTUS BOND FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1996

(1) ORGANIZATION
    The Advantus Bond Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Bond Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC Fixed Income Securities Fund, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

                                                              ADVANTUS BOND FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

    Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of September 30, 1996, the Fund had entered into outstanding when-issued or forward commitments of $500,000. The Fund has segregated assets, with the Fund's custodian, to cover such when-issued and forward commitment transactions.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    For federal income tax purposes, the Fund had a capital loss carryover at September 30, 1996 of $397,000, which, if not offset by subsequent capital gains, will expire from September 30, 2003 to September 30, 2005. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expired.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1996, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $43,078,702 and $38,890,019, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Advantus Capital is a wholly-owned

ADVANTUS BOND FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED) subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fees are comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .10 percent. MIMLIC Sales waived Class A distribution fees in the amount of $31,952 for the year ended September 30, 1996.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1996, the administrative services fee was $3,100 per month. Effective February 1, 1996, the administrative services fee is $3,600 per month.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended September 30, 1996, Advantus Capital voluntarily agreed to absorb $88,798 in expenses that were otherwise payable by the Fund.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $137,919.

                                                              ADVANTUS BOND FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
    As of September 30, 1996, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned the following shares:

                                                                               NUMBER OF SHARES     PERCENTAGE OWNED
                                                                              ------------------  ---------------------
Class A.....................................................................         372,749                22.6%
Class B.....................................................................           5,786                 1.6%
Class C.....................................................................           1,125                 1.7%

    During the year ended September 30, 1996, legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $3,618.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the years ended September 30, 1996 and 1995 for Class A and Class B shares and the year ended September 30, 1996 and the period from March 1, 1995 to September 30, 1995 for Class C shares were as follows:

                                                  CLASS A                CLASS B               CLASS C
                                           ----------------------  --------------------  --------------------
                                              1996        1995       1996       1995       1996       1995
                                           ----------  ----------  ---------  ---------  ---------  ---------
Sold.....................................     345,079     181,987    263,964    105,047     67,269     11,740
Issued for reinvested distributions......      56,247      55,696     10,745      2,629      1,636        189
Redeemed.................................    (249,660)   (203,125)   (33,988)    (1,427)   (13,540)      (974)
                                           ----------  ----------  ---------  ---------  ---------  ---------
                                              151,666      34,558    240,721    106,249     55,365     10,955
                                           ----------  ----------  ---------  ---------  ---------  ---------
                                           ----------  ----------  ---------  ---------  ---------  ---------

(6) RESTRICTED SECURITIES
    At September 30, 1996, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10 percent of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of restricted securities held by the Fund at September 30, 1996 was $2,897,997 which represents 14.0 percent of net assets.

Advantus Bond Fund
Notes to Financial Statements--continued

(7) Financial Highlights

Per share data for a share of capital stock and selected information for each period are as follows:

                                                          CLASS A
                                 ----------------------------------------------------------
                                                        PERIOD FROM
                                 YEAR ENDED SEPTEMBER   NOVEMBER 1,     YEAR ENDED OCTOBER
                                         30,              1993 TO              31,
                                 --------------------    SEPTEMBER     --------------------
                                   1996      1995(a)    30, 1994(b)      1993        1992
                                 --------    --------   -----------    --------    --------
Net asset value, beginning of
 period.......................   $  10.24    $  9.50      $ 11.21      $  10.72    $  10.38
                                 --------    --------   -----------    --------    --------
Income from investment
 operations:
  Net investment income.......        .62        .64          .53           .63         .73
  Net gains or losses on
   securities (both realized
   and unrealized)............       (.22)       .74        (1.24)          .78         .36
                                 --------    --------   -----------    --------    --------
    Total from investment
     operations...............        .40       1.38         (.71)         1.41        1.09
                                 --------    --------   -----------    --------    --------
Less distributions:
  Dividends from net
   investment income..........       (.61)      (.64)        (.53)         (.63)       (.73)
  Distributions from capital
   gains......................         --         --         (.47)         (.29)       (.02)
                                 --------    --------   -----------    --------    --------
    Total distributions.......       (.61)      (.64)       (1.00)         (.92)       (.75)
                                 --------    --------   -----------    --------    --------
Net asset value, end of
 period.......................   $  10.03    $ 10.24      $  9.50      $  11.21    $  10.72
                                 --------    --------   -----------    --------    --------
                                 --------    --------   -----------    --------    --------
Total return (d)..............        4.0%      15.1%        (6.7)%(e)     14.0%       10.8%
Net assets, end of period (in
 thousands)...................   $ 16,528    $15,315      $13,879      $ 14,494    $  9,415
Ratio of expenses to average
 daily net assets (h).........       1.00%      1.00%        1.00%(i)      1.00%       1.00%
Ratio of net investment income
 to average daily net assets
 (h)..........................       6.08%      6.58%        5.79%(i)      5.78%       6.88%
Portfolio turnover rate
 (excluding short-term
 securities)..................      222.6%     270.7%       163.5%        139.5%      115.6%

----------
(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c)  Commencement of operations.
(d) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges.
(e) Total return is presented for the period from November 1, 1993 to September 30, 1994.
(f) Total return is presented for the period from August 19, 1994, commencement of operations, to September 30, 1994.
(g) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.

                                                CLASS B                               CLASS C
                                 -------------------------------------   ---------------------------------
                                                          PERIOD FROM                        PERIOD FROM
                                     YEAR ENDED           AUGUST 19,                          MARCH 1,
                                   SEPTEMBER 30,          1994(c) TO       YEAR ENDED        1995(c) TO
                                 ------------------      SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,
                                  1996      1995(a)          1994             1996              1995
                                 -------    -------      -------------   ---------------   ---------------
Net asset value, beginning of
 period.......................   $ 10.23    $ 9.50         $  9.68             $ 10.23           $  9.67
                                 -------    -------         ------              ------            ------
Income from investment
 operations:
  Net investment income.......       .53       .55             .06                 .52               .33
  Net gains or losses on
   securities (both realized
   and unrealized)............      (.21)      .73            (.18)               (.21)              .55
                                 -------    -------         ------              ------            ------
    Total from investment
     operations...............       .32      1.28            (.12)                .31               .88
                                 -------    -------         ------              ------            ------
Less distributions:
  Dividends from net
   investment income..........      (.53)     (.55)           (.06)               (.52)             (.32)
  Distributions from capital
   gains......................        --        --              --                  --                --
                                 -------    -------         ------              ------            ------
    Total distributions.......      (.53)     (.55)           (.06)               (.52)             (.32)
                                 -------    -------         ------              ------            ------
Net asset value, end of
 period.......................   $ 10.02    $10.23         $  9.50             $ 10.02           $ 10.23
                                 -------    -------         ------              ------            ------
                                 -------    -------         ------              ------            ------
Total return (d)..............       3.1%     13.9%           (1.2)%(f)            3.1%              9.3%(g)
Net assets, end of period (in
 thousands)...................   $ 3,532    $1,142         $    51             $   665           $   112
Ratio of expenses to average
 daily net assets (h).........      1.90%     1.90%            .22%(j)            1.90%             1.90%(i)
Ratio of net investment income
 to average daily net assets
 (h)..........................      5.19%     5.61%            .69%(j)            5.20%             5.54%(i)
Portfolio turnover rate
 (excluding short-term
 securities)..................     222.6%    270.7%          163.5%              222.6%            270.7%

----------
(h) The Fund's Adviser and Distributor voluntarily absorbed or waived $120,750, $129,155, $107,448, $86,877 and $78,626 in expenses for the years ended
     September 30, 1996 and 1995, and the period ended September 30, 1994 and the years ended October 31, 1993 and 1992, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.68%, 1.88%, 1.83%, 1.70% and 2.10%, respectively, and the ratio of net investment income to average daily net assets would have been 5.40%, 5.70%, 4.95%, 5.08% and 5.78%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.38%, 2.56% and .35%, respectively, and the ratio of net investment income to average daily net assets would have been 4.71%, 4.95% and .56%, respectively, for the years ended September 30, 1996 and 1995 and the period ended September 30, 1994. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.38% and 2.56%, respectively, and the ratio of net investment income to average daily net assets would have been 4.72% and 4.88%, respectively, for the year ended September 30, 1996 and the period ended September 30, 1995.
(i)  Adjusted to an annual basis.
(j) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Bond Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Bond Fund, Inc. (the Fund) as of September 30, 1996 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the two years then ended, the period from November 1, 1993 to September 30, 1994 and each of the years in the two-year period ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1996 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 1, 1996

                                                              ADVANTUS BOND FUND
                                                  FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1996. Dividends for the 1996 calendar year will be reported to you on Form 1099-Div in late January 1997. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

Income distributions--taxable as dividend income, none qualifying for deduction by corporations

                                                                                            PER
PAYABLE DATE                                                                               SHARE
--------------------------------------------------------------------------------------  -----------
October 31, 1995......................................................................   $   .0557
November 30, 1995.....................................................................       .0521
December 31, 1995.....................................................................       .0523
January 31, 1996......................................................................       .0487
February 29, 1996.....................................................................       .0481
March 31, 1996........................................................................       .0523
April 30, 1996........................................................................       .0492
May 31, 1996..........................................................................       .0504
June 30, 1996.........................................................................       .0494
July 31, 1996.........................................................................       .0523
August 31, 1996.......................................................................       .0527
September 30, 1996....................................................................       .0502
                                                                                        -----------
                                                                                         $   .6134
                                                                                        -----------
                                                                                        -----------

CLASS B

Income distributions--taxable as dividend income, none qualifying for deduction by corporations

                                                                                            PER
PAYABLE DATE                                                                               SHARE
--------------------------------------------------------------------------------------  -----------
October 31, 1995......................................................................   $   .0479
November 30, 1995.....................................................................       .0444
December 31, 1995.....................................................................       .0451
January 31, 1996......................................................................       .0431
February 29, 1996.....................................................................       .0407
March 31, 1996........................................................................       .0445
April 30, 1996........................................................................       .0418
May 31, 1996..........................................................................       .0428
June 30, 1996.........................................................................       .0421
July 31, 1996.........................................................................       .0448
August 31, 1996.......................................................................       .0450
September 30, 1996....................................................................       .0429
                                                                                        -----------
                                                                                         $   .5251
                                                                                        -----------
                                                                                        -----------

ADVANTUS BOND FUND
FEDERAL INCOME TAX INFORMATION--CONTINUED

CLASS C

Income distributions--taxable as dividend income, none qualifying for deduction by corporations

                                                                                            PER
PAYABLE DATE                                                                               SHARE
--------------------------------------------------------------------------------------  -----------
October 31, 1995......................................................................   $   .0479
November 30, 1995.....................................................................       .0444
December 31, 1995.....................................................................       .0442
January 31, 1996......................................................................       .0422
February 29, 1996.....................................................................       .0406
March 31, 1996........................................................................       .0445
April 30, 1996........................................................................       .0418
May 31, 1996..........................................................................       .0428
June 30, 1996.........................................................................       .0420
July 31, 1996.........................................................................       .0447
August 31, 1996.......................................................................       .0450
September 30, 1996....................................................................       .0429
                                                                                        -----------
                                                                                         $   .5230
                                                                                        -----------
                                                                                        -----------

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account-subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, profit sharing, money purchase or defined benefit plans.

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GROUP INVESTMENT PLAN:  This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. To set this up, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from MIMLIC Sales Corporation, call 1-800-443-3677. Our voice response system is available from 7 a.m. to 3 a.m. Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the eight Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages eight mutual funds containing $346 million in assets in addition to $1.3 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

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     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                                    MIMLIC SALES CORPORATION
                                    400 ROBERT STREET NORTH
                                    ST. PAUL, MN 55101-2098
                                    1-800-443-3677

MIMLIC SALES CORPORATION                                BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48645 Rev 11-96